DEED OF SUBORDINATION

National Australia Bank Limited

ABN 12 004 044 937

and

Reading Entertainment Australia Pty Ltd

and

Reading International Cinemas, LLC

National Australia Bank Limited

Level 17, 395 Bourke Street

Melbourne VIC 3000

Page i

Page ii

Date 26 October 2023

PARTIES:

Reading Entertainment Australia Pty Limited ABN 12 070 893 908 of 98 York Street,

South Melbourne, South Melbourne, Victoria (Company)

Reading International Cinemas, LLC (Junior Creditor)

National Australia Bank Limited ABN 12 004 044 937 of Level 17, 395 Bourke Street,

Melbourne, Victoria (Senior Creditor)

Agreed terms

1Interpretation

1.1Definitions

In this document:

Attorney means any attorney appointed under this document and any sub-attorney appointed by an Attorney.

Authorised Representative has the meaning given it in the Senior Creditor Facility Agreement.

Business Day means a day which is not a Saturday, Sunday or public bank or public holiday in Melbourne or Los Angeles, California.

Collateral Security has the meaning given in the Senior Creditor Facility Agreement.

Corporations Act has the meaning given in the Senior Creditor Facility Agreement.

Encumbrance has the meaning given in the Senior Creditor Facility Agreement.

Event of Default has the meaning given in the Senior Creditor Facility Agreement.

Government Body has the meaning given in the Senior Creditor Facility Agreement.

Guarantee has the meaning given in the Senior Creditor Facility Agreement.

Guarantor has the meaning given in the Senior Creditor Facility Agreement.

Insolvency has the meaning given in the Senior Creditor Facility Agreement.

Insolvency Event has the meaning given in the Senior Creditor Facility Agreement.

Junior Debt means all money which the Company (whether alone or with another person) is or at any time may hereafter become actually or contingently liable to pay to or for the account of the Junior Creditor (whether alone or with another person) for any reason whatsoever. It includes money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages for which the Company is or at any time may become so liable, or as a result of a breach of or default of any obligation by the Company.

Junior Debt Proceeds means (subject to clause 3.8):

(a)any amount (whether in the form of money or kind) paid on account of, or in respect of, the Junior Debt received or recovered by the Junior Creditor from the Company or any other person on account of the Junior Debt after the date hereof, including all distributions and payments in cash or otherwise received or receivable by the Junior Creditor on account of the Junior Debt in the administration of the Company following an Insolvency Event in relation to the Company; and

(b)any amount received or recovered by the Junior Creditor in connection with a failure by the Company or the Junior Creditor to comply with this document.

Material Adverse Effect has the meaning given in the Senior Creditor Facility Agreement.

Permitted Payments means any payment, repayment or other distribution in respect of the Junior Debt permitted under clause 3.8.

Relevant Jurisdiction means Victoria.

Representative of a person means an officer, employee, contractor or agent of that person.

Security Interest has the meaning given in the Senior Creditor Facility Agreement.

Senior Creditor Facility Agreement means the Corporate Markets Loan & Bank Guarantee Facility Agreement most recently amended on August 13, 2023  between Reading Entertainment Australia Pty Ltd ABN 12 070 893 908 as borrower, various guarantors and the Senior Creditor.

Senior Debt means all money which the Company (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of the Senior Creditor (whether alone or with another person) under or in connection with the Transaction Documents. It includes money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages for which the Company is or at any time may become so liable, or as a result of a breach of or default of any obligation by the Company under any Transaction Document.

Senior Debt Discharge Date means the date on which the Senior Debt has been irrevocably and unconditionally paid and discharged in full, whether or not as a result of an enforcement.

Transaction Documents has the meaning given in the Senior Creditor Facility Agreement.

1.2Construction

Unless expressed to the contrary:

(a)words in the singular include the plural and vice versa;

(b)any gender included the other genders;

(c)if a word or phrase is defined its other grammatical forms have corresponding meanings;

(d)“includes” means includes without limitation;

(e)no rule of construction will apply to a clause to the disadvantage of a party merely because that party put forward the clause or would otherwise benefit from it; and

(f)a  reference to:

(i)a person include a partnership, joint venture, unincorporated association, corporation and a government or statutory body or authority;

(ii)a person includes  the  person’s  legal  personal representatives, successors, assigns and persons substituted by novation;

(iii)any legislation included subordinate legislation under it and includes that legislation and subordinate legislation as modified or replaced;

(iv)an obligation includes a warranty or representation and a reference to a failure to comply with an obligation includes a breach of warranty or representation;

(v)a right includes a benefit, remedy, discretion or power;

(vi)this is to local time in Melbourne;

(vii)“$” or “dollars” is a reference to Australian currency;

(viii)this or any document includes the document as novated, varied or replaced and despite any change in the identity of the parties;

(ix)writing includes any mode of representing or reproducing words in tangible and permanently visible from, and includes fax transmissions;

(x)any thing (including any amount) is a reference to the whole or any part of it and a reference to a group of things or persons is a reference to any one or more of them;

(xi)this document includes all schedules and annexures to it; and

(xii)a clause, schedule or annexure is a reference to a clause, schedule or annexure, as the case may be, of this document.

1.3GST

Unless expressed to the contrary in Clause 7, consideration, GST, input tax credit, supply and tax invoice each has the meaning which it is defined to have in the A New Tax System (Goods and Services Tax) Act 1999.

1.4Subsisting Insolvency Events

An Insolvency Event subsists if it has occurred and has not been waived by the Senior Creditor in accordance with this document or the Senior Creditor Facility Agreement, or remedied.

2Consideration

The Company and the Junior Creditor each enter into this document for valuable consideration from the Senior Creditor, including the provision of financial accommodation by the Senior Creditor to the Company at the Junior Creditor’s request, and receipt of the consideration is acknowledged.

3Subordination

3.1Junior Debt subordinated until Senior Debt repaid

Until the Senior Debt Discharge Date:

(a)the Junior Debt is subordinated to the Senior Debt on the terms of this document;

(b)this document applies despite any other agreement between the Company and the Junior Creditor and, except as provided in the Senior Creditor Facility Agreement or otherwise permitted by the Senior Creditor, prevails over such agreement to the extent of any inconsistency.

3.2Contingent debt

Except for Permitted Payments, the Junior Debt is neither due for payment nor capable of being declared due for payment until the Senior Debt Discharge Date.

3.3Company may not discharge Junior Debt

The Company must not and it undertakes to ensure that each subsidiary of the Company must not, without the consent of the Senior Creditor:

(a)except as permitted by clause 3.8, pay or repay or  make  any distribution in respect or on account of, or purchase or acquire, any of the Junior Debt in cash or kind to the Junior Creditor or from any other source or apply any money or assets in discharge or any Junior Debt;

(b)set off against the Junior Debt;

(c)permit to subsist or give any Guarantee in respect of any of the Junior Debt;

(d)permit to subsist or create a Security Interest to secure payment of the Junior Debt; or

(e)take or omit any action which results in the subordination achieved by this document being impaired.

3.4Junior Creditor not to receive payments

Except for Permitted Payments, before the Senior Debt Discharge Date, the Junior Creditor must not, without the prior consent of the Senior Creditor:

(a)demand or receive payment of, or receive any distribution in respect of or on account of, any of the Junior Debt in cash or kind from the Company, any subsidiary of the Company or any other source or apply any money or assets in discharge of the Junior Debt;

(b)set off any of the Junior Deb

(c)permit to subsist or receive the benefit of, or any payment to it under, any Guarantee in respect of any of the Junior Debt;

(d)permit to subsist or receive a Security Interest to secure payment of the Junior Debt;

(e)accelerate any of the Junior Debt or otherwise declare any of the Junior Debt prematurely payable or an event of default however described or otherwise;

(f)enforce the Junior Debt by execution or otherwise; or

(g)in connection with the Junior Debt, petition or apply for a vote in favour of any resolution for the winding up, administration, dissolution, arrangement or assignment for the benefit of creditors with respect to the Company.

3.5Proceeds trust

Except for Permitted Payments,

(a)if before the Senior Debt Discharge Date the Junior Creditor receives or recovers any Junior Debt Proceeds, the Junior Creditor must hold the Junior Debt Proceeds on trust for itself and the Senior Creditor.

(b)The Junior Creditor must deposit the Junior Debt Proceeds into an account nominated by the Senior Creditor and distribute the Junior Debt Proceeds:

(i)first, to the Senior Creditor or as the Senior Creditor may direct; and

(ii)second,  if  any  balance  remains  after  distribution  to  the  Senior Creditor, to itself in satisfaction of the Junior Debt.

(c)The Senior Creditor may apply the Junior Debt Proceeds distributed to it under clause 3.5(b) in or towards satisfaction of the Senior Debt or as permitted under clause 4.2.

(d)This clause 3.5 does not create a charge over the Junior Debt Proceeds.

3.6Turnover obligation

Except for Permitted Payments, if before the Senior Debt Discharge Date:

(a)a third party receives from the Company or any Guarantor any amount (whether in the form of money or kind) in connection with the Junior Debt; or

(b)an amount otherwise owed to the Company or any Guarantor is set off against the Junior Debt (by operation of law or otherwise),

the Junior Creditor must immediately pay an equivalent amount, up to the amount of the Senior Debt, to the Senior Creditor.

3.7Indemnity

If a liquidator, provisional liquidator or administrator of the Company sets off against the Junior Debt any amount in respect of which the Junior Creditor is indebted to the Company, the Junior Creditor indemnifies the Senior Creditor against any loss it suffers because the amount set off is not part of the Junior Debt.

3.8Permitted Payments

The following payments of Junior Debt are permitted:

(a)any payments expressly permitted to be made to the Junior Creditor as provided in the Senior Creditor Facility Agreement; and

(b)any other payments which the Senior Creditor’s has consented to being made to the Junior Creditor,

and, in each case, any such amounts shall be deemed not to be Junior Debt Proceeds.

3.9Company under administration

If the Company is under any form of administration following an Insolvency Event, until the Senior Debt Discharge Date the Junior Creditor must promptly:

(a)give copies of all notices received in relation to the Insolvency Event and subsequent administration to the Senior Creditor; and

(b)do all things necessary so that the person making the distributions or payments in the administration of the Company is directed to pay those amounts, except for Permitted Payments, directly to the Senior Creditor.

3.10Conversion of Junior Debt into equity

Nothing in this document restricts:

(a)the rights of the Company and the Junior Creditor to convert all or part of the Junior Debt into shares of the Company; or

(b)the rights of the Junior Creditor to receive and retain any dividend or other distribution in respect of shares in the Company to the extent permitted by the Senior Creditor Facility Agreement.

4Preservation of Senior Creditor’s rights

4.1Preservation of Junior Creditor's obligations and waiver of rights

(a)Except as otherwise provided in this document, the Junior Creditor’s obligations and the Senior Creditor's rights under this document are not affected by anything which might abrogate, prejudice or limit them or the effectiveness of this document including:

(i)the grant of any time, waiver or other indulgence or concession;

(ii)the discharge or release of the Company, the Junior Creditor or any other person (other than a final discharge or final release granted by the Senior Creditor in accordance with the terms of this document or a Collateral Security);

(iii)any transaction or arrangement that may take place between the Senior Creditor and the Company, the Junior Creditor or any other person (other than a final release granted by the Senior Creditor in accordance with the terms of this document or a Collateral Security);

(iv)the occurrence of an Insolvency Event in relation to the Company, the Junior Creditor or any other person;

(v)the Senior Creditor or any other person dealing or not dealing in any way with any other Guarantee, Encumbrance, document or agreement;

(vi)the Senior Creditor or any other person:

(A)exercising or not exercising any other Guarantee or Encumbrance or any right or remedy conferred on it by law or in equity or by any document or agreement; or

(B)not recovering any money owing by the Company;

(vii)any variation (including a variation which increases, or extends the duration of, the Senior Debt or the obligations of the Company or the Junior Creditor), replacement, or transfer of any document or agreement relating to the obligations of the Company, the Junior Creditor or any other person (including this document and any other Guarantee or Encumbrance held by the Senior Creditor from any person at any time);

(ix)the obligations of:

(A)the Company or any other person (other than the Junior Creditor) under this document; or

(B)the Junior Creditor or the Company or any other person under any other document or agreement relating to the Senior Debt or this document (including any other Guarantee or Encumbrance),

being or becoming illegal, void, voidable, unenforceable or disclaimed by a liquidator or trustee for creditors or in bankruptcy;

(x)the Senior Creditor not giving the Junior Creditor notice of any default by the Company or any other person;

(xi)any change in the legal capacity, rights or obligations of, or other circumstance related to, the Company, the Junior Creditor or any other person;

(xii)any legal limitation, disability, incapacity  or  other  circumstance related to the Company, the Junior Creditor or any other person;

(xiii)any obligation of the Company being discharged by operation of law;

(xiv)any person who was intended to be bound as a guarantor or surety in relation to the Senior Debt not becoming bound or ceasing to be bound;

(xv)any laches, acquiescence, delay, act, omission or mistake on the part of, or suffered by, the Senior Creditor or any other person, in relation to this document or any other Guarantee, Encumbrance, document or agreement;

(xvi)the receipt by the Senior Creditor or any other person of any distribution or money after an Insolvency Event in relation to the Company, the Junior Creditor or any other person;

(xvii)any judgement or right which the Senior Creditor may have or exercise against the Company, the Junior Creditor or any other person;

(xviii)the opening or operation of a new account by the Company with the Senior Creditor or any other person;

(xix)the amendment of the constitution, trust deed or other constituent document of the Company or the Junior Creditor;

(xx)if the Company or the Junior Creditor is a member of a partnership, firm, joint venture or association, any change in the structure, membership, name or business of that partnership, firm, joint venture or association;

(xxi)if the Company or the Junior Creditor is a trustee of a trust, any breach or variation of the terms of that trust; or

(xxii)if the Junior Creditor is a director or shareholder of the Company, any change in that directorship or shareholding.

(b)The Junior Creditor waives in favour of the Senior Creditor all rights at law or otherwise against any person or property so far as is necessary to give effect to this document, including any right to be subrogated to or to otherwise have the benefit of any document or Collateral Security until after the Senior Debt Discharge Date.

4.2Appropriation of payments

The Senior Creditor:

(a)may, subject to any express provision in the Senior Creditor Facility Agreement or any Collateral Security to the contrary and except for Permitted Payments, appropriate any payment made by the Company or any money received by the Senior Creditor in relation to the exercise of its rights under any Collateral Security, in relation to the Insolvency of the Company or under this document, towards the satisfaction of the Senior Debt, or any money owing by Junior Creditor to the Senior Creditor, in any way that the Senior Creditor thinks fit, acting reasonably;

(b)may, if the Company is subject to an Insolvency Event, pay any money received by it into a suspense account and hold that money s security for payment of the Senior Debt and if this is done the Senior Creditor will be deemed not to have appropriated that money towards the payment of the Senior Debt and the Senior Creditor may at any time appropriate any money in the suspense account towards the satisfaction of the Senior Debt in any way that the Senior Creditor thinks fit, acting reasonably; and

(c)is not obliged to disclose to the Junior Creditor:

(i)any appropriation of money received from the Company or from the exercise of its rights under any Collateral Security; or

(ii)any  agreement  between  the  Senior  Creditor  and  the  Company relating to appropriation of money received by the Senior Creditor.

5Warranties and representations

5.1Nature

The Junior Creditor and the Company each warrants and represents to the Senior Creditor that:

(a)duly incorporated: it is duly incorporated in accordance with the laws of its place of incorporation, validly exists under those laws and has the capacity to sue or be sued in its own name and to own its property and conduct its business as it is being conducted;

(b)capacity: it has capacity unconditionally to execute and deliver and comply with its obligations under this document;

(c)action taken: it has taken all necessary action to authorize the unconditional execution and delivery of, and the compliance with its obligations under, this document;

(d)binding obligations: this document is its valid and legally binding obligation and is enforceable against it by the Senior Creditor in accordance with its terms;

(e)authorisations: each authorisation from, and filing and registration with, a Government Body necessary to enable it to unconditionally execute and deliver and comply  with its  obligations under  this document  has  been obtained, effected and complied with;

(f)no contravention: its unconditional execution and delivery of and compliance with its obligations under this document do not contravene:

(i)any law or directive from a Government Body;

(ii)its constitutional documents;

(iii)any agreement or instrument to which it is a party; or

(iv)any obligation of it to any other person such as would have a Material Adverse Effect;

(g)correct information: all information given and each statement made to the Senior Creditor by or at its direction in relation to this document is correct and complete in all material respects and not misleading in any material respect as at the date the information was given;

(h)full disclosure: to the best of its knowledge, as at the date of this document, it has disclosed to the Senior Creditor all material information which is has or has access to and which is reasonably considers is material to the assessment by the Senior Creditor of the nature and amount of the risks undertaken by the Senior Creditor entering into this document;

(i)no trust: except as notified to the Senior Creditor, it does not enter into this document as trustee of any trust;

(j)no insolvency: no Insolvency Event subsists in relation to it;

(k)no immunity: it and its property are free of any right of immunity from set-off, proceedings or execution in respect of its obligations under this document;

(l)sole owner: (in the case of the Junior Creditor only)the Junior Creditor is the sole legal and beneficial owner of the Junior Debt and no person has created or given a Security Interest or Guarantee in connection with the Junior Debt; and

(m)sole shareholder: the Junior Creditor is the sole legal and beneficial owner of all the issued shares in the Company and those issued shares are fully paid.

5.2General

(a)The interpretation of any statement contained in any warranty or  representation will not be restricted by reference to or inference from any other statement contained in any other warranty or representation.

(b)The Junior Creditor and the Company each acknowledges that the Senior Creditor has entered into this document in reliance on the warranties and representations.

(c)Each warranty and representation is made on the date of this document.

6Undertakings

6.1No dealing with Junior Debt

The Junior Creditor must not, without the consent of the Senior Creditor:

(a)assign or dispose of, or create or permit to subsist a Security Interest over, any of the Junior Debt or the Junior Debt Proceeds or any interest in the Junior Debt or the Junior Debt Proceeds to or in favour of any person, provided the Junior Creditor may do any of these things if required in connection with its own financing arrangements;

(b)subordinate any of the Junior Debt or the Junior Debt Proceeds to any sums owing by the Company to any person other than the Senior Creditor; or

(c)transfer by novation or otherwise any of its rights or obligations in respect of any of the Junior Debt or under any agreement or document under which the Company’s obligation in respect in of the Junior Debt arises to any person.

6.2 Voting [Intentionally Deleted]

6.3Notice of demand

The Company must notify the Senior Creditor immediately if it receives a demand, whether direct or indirect, for payment of the Junior Debt.

7Goods and services tax

If GST is payable by the Senior Creditor on any supply made under this document the party who is the recipient of the supply (recipient) must pay to the Senior Creditor an amount equal to the GST payable on the supply. That amount must be paid at the same time that the consideration for the supply is to be provided under this document and must be paid in addition to the consideration expressed elsewhere in this document. The Senior Creditor on receiving that amount from the recipient must provide the recipient with a tax invoice for the supply.

8Attorney

8.1Appointment

For so long as an Insolvency Event subsists in relation to the Company, the Junior Creditor irrevocably appoints the Senior Creditor its attorney with the power:

(a)at any time to:

(i)do everything which in the Attorney’s reasonable opinion  is necessary or expedient to enable the exercise of any right of the Senior Creditor in relation to this document;

(ii)appoint substitutes and otherwise delegate its powers (except this power of delegation) and;

(b)to exercise a right of proof of the Junior Creditor and do all other acts and things which the Junior Creditor is obliged to do under this document or which is necessary or expedient in connection with the Junior Debt or the protection or perfection of the Senior Creditor’s interest in the Junior Debt or to enable the exercise of any right of the Senior Creditor in relation to this document.

8.2General

(a)Any Attorney may exercise any right solely for the benefit of the Senior Creditor and notwithstanding that the exercise of the right constitutes a conflict of interest or duty.

(b)The Junior Creditor ratifies anything done or not done by the Attorney appointed by it under clause 8.1 under the power of attorney granted by it under that clause.

(c)The power of attorney is granted to secure the compliance by the Junior Creditor with its obligations to the Senior Creditor under this document; and

(i)to secure the compliance by the Junior Creditor with its obligations to the Senior Creditor under this document; and

(ii)for valuable consideration from the relevant Attorney (receipt of which is acknowledged).

9General

9.1Reinstatement of rights of Senior Creditor

If a transaction or payment in connection with the Senior Debt or this document is void, voidable or otherwise unenforceable or refundable:

(a)the Senior Creditor is entitled against the Junior Creditor to all rights under this document and any Collateral Security held by the Senior Creditor that it would have had if the transaction or payment was not void, voidable or unenforceable or refundable; and

(b)each of the Junior Creditor and the Company must do all things and sign such documents necessary or convenient to restore to the Senior Creditor its rights under this document or any Collateral Security held by it immediately before that transaction or payment.

9.2Set-off

At any time while an Insolvency Event is subsisting in relation to the Company, the Senior Creditor may:

(a)set off any money due for payment by the Senior Creditor to the Company whatsoever; including any money in any currency held by the Senior Creditor for the account of the Company in any place, against any money due for payment by the Company to the Senior Creditor under this document; and

(b)if the money due for payment by the Senior Creditor to the Company is payable in a currency other than that in which the money due for payment is payable by the Senior Creditor, convert the money due for payment by the Senior Creditor into the currency in which the money due for payment by the Company is payable either directly or through a currency other than that in which the money due for payment by the Company is payable.

9.3Senior Creditor’s certificate

(a)A certificate by the Senior Creditor relating to this document is, unless clearly incorrect on its face, prima facie evidence against the Company and the Junior Creditor of the matters certified, provided it contains reasonable detail as to those matters.

(b)The Senior Creditor is not obliged to give the reasons for its determination or opinion in relation to any matter under this document.

(c)A determination or an opinion of an Authorised Representative of the Senior Creditor which is given to the Company or the Junior Creditor or otherwise expressed or acted on by the Senior Creditor as being a determination or an opinion of the Senior Creditor will be deemed to be a determination or opinion of the Senior Creditor.

9.4Supervening legislation

Any present or future legislation which operates:

(a)to lessen or vary in favour of the Company or the Junior Creditor any of its obligations in connection with this document; or

(b)to postpose, stay, suspend or curtail any rights of the Senior Creditor under this document is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

9.5Time of the essence

Time is of the essence of any obligation of the Company or the Junior Creditor under this document.

9.6Business Days

(a)If the day on which anything, including making a payment, is to be done by the Company or the Junior Creditor under this document is not a Business Day, that thing must be done on or by the next Business Day.

(b)If anything, including making a payment, is to be done by the Company or the Junior Creditor on a particular day and it is done:

(i)after the time by which this document states it must be done or, if this document does not state a time, after 4.00 pm in the place where it is to be done; or

(ii)on a day which is not a business day in the place where it is to be done,

it will be deemed to have been done at 9.00 am on the next Business Day.

9.7Further assurances

The Company and the Junior Creditor must each promptly execute all documents and do all things that the Senior Creditor from time to time reasonably requires to:

(a)effect, perfect or complete the provisions of this document or any transaction contemplated by it; and

(b)stamp and (if required)register this document in any relevant jurisdiction.

9.8Amendment

This document may only be varied or replaced by an instrument executed by the parties.

9.9Waiver and exercise of rights

(a)A right in favour of the Senior Creditor under this document, a breach of an obligation of the Company or the Junior Creditor under this document or an Insolvency Event can only be waived by an instrument duly executed by the Senior Creditor. No other act, omission or delay of the Senior Creditor will constitute a waiver binding, or estoppel against, the Senior Creditor.

(b)A single or partial exercise or waiver by the Senior Creditor or a right relating to this document will not prevent any other exercise of that right or the exercise of any other right.

(c)The Senior Creditor and its Representatives will not be liable for any loss, cost or expense of the Company or the Junior Creditor caused or contributed to by the waiver of, exercise of, attempted exercise of, failure to exercise or delay in exercising a right and the Senior Creditor holds the benefit of this clause 9.9 on trust for itself and its Representatives.

9.10Rights cumulative

The rights of the Senior Creditor under this document are cumulative and are in addition to any of its other rights.

9.11Approval and consent

(a)The Senior Creditor may conditionally or unconditionally give or withhold any consent to be given under this document and, is not obligated to give its reasons for doing so.

(b)Any approval given by the Senior Creditor in connection with this document immediately terminates (but only on a going forward basis) if:

(i)the Junior Creditor or the Company defaults under this document;

(ii)an Insolvency Event subsists in relation to the Company or the Junior Creditor; or

(iii)the Senior Creditor demands payment of the Senior Debt from the Company.

9.12Assignment

(a)The Company and the Junior Creditor must not dispose of or Encumber any right under this document without the consent of the Senior Creditor.

(b)The Senior Creditor’s rights under this document are assignable in accordance with the Transaction Documents.

9.13Counterparts

This document may consist of a number of counterparts and, if so, the counterparts taken together constitute one document.

9.14Governing law and jurisdiction

(a)This document is governed by and is to be construed in accordance with the laws applicable in the Relevant Jurisdiction.

(b)Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Relevant Jurisdiction and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

9.15Currency deficiency

If there is any deficiency between:

(a)an amount payable by the Junior Creditor under or in respect of this document which is received by the Senior Creditor in a currency other than in Australian dollars because of a judgment, order or otherwise, and

(b)the amount produced by converting the payment received from the currency in which it was paid into the currency in which it was agreed to be paid either directly or through a currency other than that in which it was agreed to be paid,

(c)the Junior Creditor must pay to the Senior Creditor the deficiency and any loss, costs or expenses resulting from it.

10Notices

10.1General

A notice, demand, certification, process or other communication relating to this document must be in writing in English and may be given by an Authorised Representative of the sender.

10.2How to give a communication

In addition to any other lawful means, a communication may be given by being:

(a)personally delivered;

(b)left at the party’s current address for notices;

(c)sent to the party’s current address for notices by pre-paid ordinary mail or, if the address is outside of Australia, by pre-paid airmail; or

(d)sent by fax to the party’s current fax number for notices.

10.3Particulars for delivery of notices

(a)The particulars for delivery of notices are initially:

Company:

Reading Entertainment Australia Pty Limited

Address:98 York Street, South Melbourne, Victoria

Fax:(03) 9685 0999

Attention:Managing Director

AND TO:

Reading International, Inc.

Address:5995 Sepulveda Blvd., Suite 300

Culver City, California 90230

United States of America

Fax:+1 213 235 2229

Attention:EVP, Chief Financial Officer, Gilbert Avanes

Junior Creditor:

Address:5995 Sepulveda Blvd., Suite 300

Culver City, California 90230

United States of America

Fax:+1 213 235 2229

Attention:EVP, Chief Financial Officer, Gilbert Avanes

Senior Creditor:

Address:Level 17,

395 Bourke Street,  Melbourne Vic 3000

Attention:Meagan Zwerwer

(b)Each party may change its particulars for delivery of notices by notice to each other party.

10.4Communications by post

Subject to clause 10.6, a communication is given if posted:

(a)within Australia to an Australian address, three Business Days after posting; or

(b)in any other case, then ten Business Days after posting.

10.5Communications by fax

Subject to clause 10.6, a communication is given if sent by fax when the sender’s fax machine produces a report that the fax was sent in full to the addressee. That report is conclusive evidence that the addressee received the fax in full at the time indicated on that report.

10.6After hours communications

If a communication is given:

(a)after 5.00 pm in the place of receipt; or

(b)on a day that is not a Business Day,

it is taken as having been given at 9.00 am on the next Business Day in that place.

10.7Process service

Any process or other document relating to litigation, administrative or arbitral proceedings relating to this document may be served by any method contemplated by this clause 10 or in accordance with any applicable law.

EXECUTED AS A DEED

Executed on behalf of the NATIONAL AUSTRALIA BANK LIMITED by its Attorney who holds the position of Level 3 Attorney under Power of Attorney dated 1 March 2007 in the presence of:

/s/ Rhea D’Souza___________________
Signature of Witness

__ Rhea D’Souza___________________
Name of Witness (print)

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Meagan Zwerwer________________ Signature of Attorney ___Meagan Zwerwer________________ Name of Attorney (print)

Executed by READING ENTERTAINMENT AUSTRALIA PTY LIMITED ABN 12 070 893 908 /s/ Ellen M. Cotter___________________ Signature of Director Ellen M. Cotter___________________ Name of Director (print)	) ) )	/s/ Andrzej Matyczynski______________ Signature of Director ___Andrzej Matyczynski______________ Name of Director (print)

Executed by READING INTERNATIONAL CINEMAS LLC by its duly appointed officer in the presence of:

/s/ Susan Villeda____________________
Witness

___ Susan Villeda____________________
Name of Witness (print)

) ) )	/s/ Ellen M. Cotter___________________ Signature of Officer ___ Ellen M. Cotter___________________ Name of Officer (print)